                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 6, 2000
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Board Room of Western Asset Management Company, 117 E. Colorado Boulevard, Pasadena, California, on Thursday, April 6, 2000 at 8:00 a.m., California time, for the following purposes:

          (1) Electing a Board of Directors;

          (2) Ratifying or rejecting the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2000; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on February 7, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

Pasadena, California
February 24, 2000

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.

                            ------------------------

                                PROXY STATEMENT

     The accompanying Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on April 6, 2000 at 8:00 a.m., California time, and at any adjournment or postponement thereof. Unless otherwise specified, Proxies will be voted for the election as directors of the nominees of the Board of Directors and for ratification of the selection of the Company's independent accountants. The Company's principal office address is 117 E. Colorado Boulevard, Pasadena, California 91105. This Proxy Statement and the form of proxy were first mailed to stockholders on or about February 24, 2000.

     The close of business on February 7, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of February 7, 2000, there were 9,389,431 shares of the Company's Common Stock outstanding and entitled to one vote per share with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. At that date no person owned of record, or to the Company's knowledge, beneficially more than 5% of the Company's Common Stock, except that Cede & Co., securities depository, owned of record 78% of the Company's Common Stock. A majority of the Company's outstanding shares as of February 7, 2000, must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of Proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place by telephone, telegraph or personal interview by officers and employees of the Company, who will not receive additional compensation for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Corporate Investor Communication, Inc. ("CIC"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay CIC a fee estimated to be $1,500. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of proxies, including the services of CIC, will be borne by the Company.

     A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the Proxy holders are fully authorized to vote thereon in accordance with their judgment and discretion.

     Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. As to certain matters other than the election of directors, New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                    PROXIES

     James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis, the persons named as proxies on the Proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hirschmann and Grannis and Ms. Hathaway are each officers of the Company. Each executed and returned Proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such Proxy will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement. Unless instructions to the contrary are given, the shares represented by a Proxy at the Annual Meeting will be voted for the Board of Directors' nominees.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors have been duly elected and qualified. The names and ages of the nominees, their principal occupations during the past five years and certain of their other affiliations and their ownership of the Company's Common Stock, are given below. All seven of the nominees are presently directors of the Company. The period of service of each as a director is as follows: Mr. McGagh since his election at the Annual Meeting of stockholders in 1984; Mr. Bryson since his appointment by the Board of Directors on February 12, 1987 to fill a vacancy resulting from the resignation of a director effective that date; Mr. Olson since his appointment by the Board on November 11, 1987 to fill a vacancy resulting from the increase on that date in the authorized membership of the Board; Mr. Simpson since his appointment by the Board of Directors on November 10, 1994 to fill a vacancy resulting from an increase in the authorized membership of the Board; Mr. Siart since his election at the Annual Meeting of Stockholders in April, 1997; Mr. Arnault since his appointment by the Board of Directors in September 1997 to fill a vacany resulting from a retirement from the Board; and Ms. DeFrantz since her appointment by the Board of Directors in February 1998 to fill a vacancy resulting from an increase in the authorized membership of the Board. No director of the Company serves as an officer of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. Messrs. McGagh, Olson (since August, 1990), Mr. Simpson (since November, 1994), Mr. Siart (since April, 1997), Mr. Arnault (since September,
1997), and Ms. DeFrantz (since February, 1998) are members of the Board of Directors of LM Institutional Fund Advisors I, Inc. ("LMIFA I"), an open-end management investment company registered with the Securities and Exchange Commission and which has the same Investment Adviser (as hereinafter defined) as the Company. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as the entire Board of Directors. If any nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board of Directors may recommend.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS       FEBRUARY 7, 2000
            ----               ---     ----------------------      ------------------
Ronald J. Arnault(2)(6)        56   President of RJA Consultants,         1,000
                                    since 1997, and a member of
                                    the Board of Governors of the
                                    Music Center of Los Angeles,
                                    the Center Theatre Group and
                                    Occidental College. Retired
                                    (December, 1996) Executive
                                    Vice President, Chief
                                    Financial Officer and member
                                    of the Board of Directors of
                                    ARCO.
John E. Bryson(1)(3)(4)(6)     56   Chairman and Chief Executive          1,000
                                    Officer of Edison
                                    International, since October
                                    1990. Former Chairman and
                                    Chief Executive Officer of
                                    Southern California Edison
                                    Company, 1990-1999. Also a
                                    director of The Boeing
                                    Company, The Times Mirror
                                    Company, and the W.M. Keck
                                    Foundation, and a trustee of
                                    Stanford University.
Anita L. DeFrantz(2)(6)        47   President of the Amateur                345
                                    Athletic Foundation of Los
                                    Angeles, since 1987;
                                    President of Kids in Sports,
                                    since 1994; Vice President of
                                    the International Olympic
                                    Committee, since 1997. Also a
                                    board member of the Amateur
                                    Athletic Foundation of Los
                                    Angeles, since 1987;
                                    International Olympic
                                    Committee, since 1986, and
                                    the United States Olympic
                                    Committee Executive Board,
                                    since 1977.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS       FEBRUARY 7, 2000
            ----               ---     ----------------------      ------------------
William G. McGagh(1)(4)(6)     70   Former Senior Vice President          1,000
                                    and Chief Financial Officer
                                    (1980-1988) of Northrop
                                    Grumman Corporation.
Ronald L. Olson(1)(3)(5)(6)    58   Partner, law firm of Munger,          1,000
                                    Tolles & Olson, Attorneys,
                                    Los Angeles (since 1968).
                                    Also a director of Edison
                                    International, Rand
                                    Corporation and Berkshire
                                    Hathaway, Inc.
William E. B. Siart            53   Chairman of the Board, Walt           1,000
  (1)(3)(4)(6)                      Disney Concert Hall I, Inc.
                                    (since 1998). President and
                                    Chief Executive Officer of
                                    EXED LLC (1998-2000). Former
                                    Chairman and Chief Executive
                                    Officer of First Interstate
                                    Bancorp (1996). Also a member
                                    of the Board of Trustees of
                                    the University of Southern
                                    California; Board of
                                    Directors of the Performing
                                    Arts Center of Los Angeles
                                    County; Director of the Los
                                    Angeles Philharmonic.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS       FEBRUARY 7, 2000
            ----               ---     ----------------------      ------------------
Louis A. Simpson (2)(3)(4)(6)  63   President and Chief Executive        10,000
                                    Officer of Capital Operations
                                    (since May 1993), Vice
                                    Chairman (1985-1993), Senior
                                    Vice President and Chief
                                    Investment Officer
                                    (1979-1985) of Government
                                    Employees Insurance Company
                                    (GEICO Corporation). Former
                                    President and CEO of Western
                                    Asset Management Company.
                                    Also a director of Potomac
                                    Electric Power Company,
                                    MediaOne Group, Inc. and
                                    Science Applications
                                    International Corporation
                                    (SAIC).

---------------
(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Because Mr. Olson's law firm provides legal services to the Investment Adviser, Mr. Olson may be an "interested person", as defined in the Investment Company Act of 1940, as amended, of the Company and the Investment Adviser ("Interested Person").

(6) No nominee owns 1% or more of the outstanding shares of Common Stock.

     As of February 7, 2000, all directors and officers of the Company as a group beneficially owned 36,389 shares of the Company's Common Stock, which is less than 1% of the outstanding shares calculated on the basis of the amount of outstanding shares of Common Stock (9,389,431) on such date.

     The Company's Board of Directors has established an Audit Committee, an Executive Committee, a Nominating Committee and a Compensation Committee. The Audit Committee meets with the Company's independent accountants to review the financial statements of the Company, the adequacy of internal controls and the accounting procedures and policies of the Company, and reports on such matters to the Board of Directors. The Executive Committee meets to determine and declare dividends on the

Common Stock and determines the net asset value of the Company. The Nominating Committee meets to select nominees for election as Directors of the Company by the stockholders at the Annual Meeting. It is not the policy of the Nominating Committee to consider nominees recommended by stockholders. The Compensation Committee meets to review and determine director compensation for services to the Company. During 1999, the Board of Directors held four meetings, the Audit Committee held one meeting, the Executive Committee held one meeting, the Nominating Committee held one meeting and the Compensation Committee held one meeting. (All Directors attended at least 75% of the aggregate meetings of the Board of Directors and the Committees of the Board of Directors on which they served.)

     The following table sets forth compensation received by the Company's directors for their services as directors during 1998:

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL          FROM THE COMPANY
                                 FROM THE       PART OF COMPANY'S      BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON            COMPANY            EXPENSES            RETIREMENT      PAID TO DIRECTORS(1)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $ 8,300               --                   --                $21,300
John E. Bryson...............    $ 9,100               --                   --                $22,100
Anita L. DeFrantz............    $ 8,300               --                   --                $21,800
Dr. Richard C. Gilman(2).....    $ 2,300               --                   --                $ 5,300
William G. McGagh............    $10,600               --                   --                $25,600
Ronald L. Olson..............    $ 8,300               --                   --                $21,800
William E. B. Siart..........    $ 8,800               --                   --                $22,300
Louis A. Simpson.............    $ 9,000               --                   --                $23,000

---------------
(1) Includes amounts received from both the Company and from LM Institutional Fund Advisors I, Inc., which has the same investment adviser as the Company.

(2) Dr. Gilman retired from the Board on May 17, 1999.

     During 1999, the Company paid no remuneration to its officers, all of whom were also officers or employees of Western Asset Management Company, the Company's Investment Adviser.

     The Company may not invest in securities of Legg Mason, Inc., the parent of the Company's Investment Adviser, or in any securities of its subsidiaries, but may invest in securities of other corporations of which directors of the Company are directors or officers. No nominee for director has purchased or sold more than 1% of the outstanding class of any securities issued by Legg Mason, Inc. or the Company's Investment Adviser or any of their subsidiaries during the last fiscal year.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 1999, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                     INFORMATION CONCERNING THE INVESTMENT
                       ADVISER AND THE COMPANY'S OFFICERS

     Western Asset Management Company, the Company's investment adviser and administrator ("Investment Adviser"), is a subsidiary of Legg Mason, Inc. Legg Mason, Inc. is a holding company which, through its subsidiaries, is engaged in securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 110 Light Street, Baltimore, Maryland 21202.

     The executive officers of the Company and their relationship to the Investment Adviser are as follows: James W. Hirschmann III (age: 39), President and Chief Executive Officer of the Investment Adviser and President of the Company; Scott F. Grannis (age: 50), Director of the Investment Adviser and Vice President of the Company; Ilene S. Harker (age: 45), Director of the Investment Adviser and Vice President of the Company; S. Kenneth Leech (age: 45), Director of the Investment Adviser and Vice President of the Company, Steven T. Saruwatari (age: 34), Senior Financial Officer of the Investment Adviser and Treasurer of the Company. All of the executive officers of the Company, with the exception of Ms. Harker, Mr. Hirschmann, Mr. Leech and Mr. Saruwatari, have held the foregoing positions for more than the past five years. Ms. Harker has held the position of Director of the Investment Adviser since 1986 and held the position of Secretary of the Company from November, 1993 to April, 1996. Mr. Hirschmann has held the position of President and Chief Executive Officer of the Investment Adviser since 1999, and was appointed to the position of President of the Company in 1999. Prior to his appointment as President and Chief Executive Officer, Mr. Hirschmann has served as Managing Director of Western Asset Global Management since 1996 and as Director of Marketing for the Investment Adviser from 1991 to 1996.

Mr. Leech has held the position of Director of the Investment Adviser since 1990 and was appointed to the position of Vice President of the Company in February, 1998. Mr. Saruwatari has held the position of Senior Financial Officer since December 1994 when he first joined the Investment Adviser, and was appointed to the position of Treasurer of the Company in April 1995. No director of the Company is, or during the last five years has been, an employee, officer, director, general partner or shareholder of the Investment Adviser or Legg Mason, Inc. or has, or had during the last five years, any material direct or indirect interest in the Investment Adviser or Legg Mason, Inc.

                                   PROPOSAL 2

                   RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2000 and recommends that the stockholders ratify such selection. Ratification by the stockholders of such selection is required if such accountants are to sign or certify financial statements filed with the SEC. The Board of Directors recommends that the stockholders vote in favor of ratification of PricewaterhouseCoopers LLP as independent accountants for the Company. The employment of such accountants is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment without any penalty. PricewaterhouseCoopers LLP does not have any direct or material indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

     Audit services provided by PricewaterhouseCoopers LLP during 1999 consisted primarily of an examination of the Company's financial statements and reviews of filings by the Company with the SEC. Non-audit services performed by PricewaterhouseCoopers LLP for the Company in 1999 consisted of its review of the Company's tax returns.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2001 Annual Meeting and to be included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to May 10, 2001.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose Proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 117 E. Colorado Boulevard, Pasadena, California 91105 or you may call 800-426-5523.

                                 OTHER BUSINESS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed Proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

February 24, 2000

                                                                     PACAM-PS-00

                      PACIFIC AMERICAN INCOME SHARES, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 6, 2000

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS OF PACIFIC AMERICAN INCOME SHARES, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Board Room of Western Asset Management Company, 117 E. Colorado Boulevard, Pasadena, California, on April 6, 2000, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Company dated February 24, 2000, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
                     PLEASE VOTE, DATE, SIGN ON REVERSE AND
                  RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


======================================                      1. Election of directors,
 PACIFIC AMERICAN INCOME SHARES, INC.                                                                     For All   With-  For All
======================================                                                                   Nominees   hold    Except
                                                               (01)RONALD J. ARNAULT     (05)RONALD L. OLSON
                                                               (02)JOHN E. BRYSON        (06)WILLIAM E.B. SIART
Mark box at right if an address   [ ]                          (03)ANITA L. DEFRANTZ     (07)LOUIS A. SIMPSON
change or comment has been noted                               (04)WILLIAM G. MCGAGH                           [ ]       [ ]     [ ]
on the reverse side of this card.

CONTROL NUMBER:                                                INSTRUCTION: To withhold authority to vote for any individual
RECORD DATE SHARES:                                            nominee(s), mark the "For All Except" box and strike a line through the nominee(s) name(s) in the list above.

                                                                                                           For   Against  Abstain
                                                            2. The ratification of the selection of
                                                               PricewaterhouseCoopers LLP as independent
                                                               accountants for the Company for the fiscal
                                                               year ending December 31, 1999.              [ ]     [ ]      [ ]

                                                               With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.
                                            ___________
Please be sure to sign and date this Proxy.   Date             THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
-------------------------------------------------------        MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                                                               OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION
_______________________________________________________        OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
Stockholder sign here                Co-owner sign here        ACCOUNTANTS FOR THE COMPANY.

DETACH CARD                                                                                                           DETACH CARD

                      PACIFIC AMERICAN INCOME SHARES, INC.


Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are two issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, April 6, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pacific American Income Shares, Inc.